                                                                    EXHIBIT 10.4

                                PROMISSORY NOTE

Dated: October 2, 1996                                    At: Bristol, Tennessee
              --

         FOR VALUE RECEIVED, the undersigned MONARCH PHARMACEUTICALS, INC., a Tennessee corporation with its principal place of business located at 355 Beecham Street, Bristol, Tennessee 37620 ("Maker"), promises to pay to the order of ROBERTS LABORATORIES, INC., a New Jersey corporation with its principal place of business located at Meridian Center II; Four Industrial Way West, Eatontown, New Jersey 07724-2274 ("Lender"), the principal sum of Five Million, Five Hundred Thousand Dollars ($5,500,000.00) (the "Principal Sum"), with interest thereon at the rate of Eight percent (8%) per annum from the date set forth above, to be paid in lawful money of the United States of America, at Lender's address set forth above or such other place as Lender may from time to time designate in writing. All references to Lender in this Note shall be deemed to mean and include any subsequent holder hereof.

         1. Payment of Principal and Interest. The indebtedness evidenced hereby shall be repaid in five equal annual installments of principal and interest in the amount of One Million, Three Hundred Seventy Seven Thousand, Five Hundred Ten Dollars and 50/100 ($1,377,510.50) each, commencing on October 2, 1997, and on every anniversary of October 2nd thereafter until October 2, 2001 at which time the final payment hereunder shall comprise the entire principal balance then outstanding, all accrued and unpaid interest and all other applicable fees, costs and charges if any.

                                EXECUTION COPY

         2. Security. This Note and all the obligations of Maker hereunder are secured by the security interests granted in the Security Agreement of even date herewith executed by Maker (the "Security Agreement"). This Note, and the Security Agreement, together with all other documents now or at any time hereafter creating, evidencing or securing the indebtedness evidenced by this Note, are herein referred to collectively as the "Loan Documents."


         3. Application of Proceeds. Maker is giving this Note to Lender pursuant to an Asset Purchase agreement of even date herewith between Maker and Lender (the "Asset Purchase Agreement") to purchase the Purchased Assets (as that term is defined in the Asset Purchase Agreement).


         4. Prepayment Rights. Maker shall have the right to prepay at any time and from time to time all or any portion of the entire principal balance of this Note and interest thereon, together with all other indebtedness evidenced hereby, without penalty, provided that Lender shall have received at least ten
(10) days prior written notice of prepayment and Maker shall pay all accrued and unpaid interest thereon and all other fees and costs, if any, due to Lender under this note. Any partial prepayment will be applied first against any fees or charges due under the Loan Documents, if applicable, and then against accrued and unpaid interest and then against the principal of this Note. No partial prepayment will excuse any future payment of principal or interest as long as any amounts remain unpaid.

                                EXECUTION COPY

         5. Default Provisions. The occurrence of any one or more of the following events shall constitute a default under this Note: (a) failure of Maker to pay when due any amount required to be paid by Maker hereunder or under any of the Loan Documents; (b) the filing of any petition under the Bankruptcy Code or any similar Federal or State statute by or against Maker;
(c) the occurrence of a general assignment for the benefit of creditors by Maker; (d) the insolvency of Maker; (e) the appointment of a receiver for Maker or its assets; or (f) any default under the Security Agreement. Whenever there is a default under this Note, Lender may, at its option, declare the unpaid balance of the principal amount, together with all accrued and unpaid interest and all other indebtedness evidenced hereby, to be immediately due and payable, and exercise any and all rights and remedies available to Lender hereunder, under applicable laws and under any of the other Loan Documents, all of which rights and remedies are cumulative.


         6. Payment of Collection Costs. If Lender requires the services of an attorney to enforce the payment of this Note or the performance of the other Loan Documents, or if this Note is collected through any lawsuit, bankruptcy, or other proceeding, Maker agrees to pay Lender an amount equal of reasonable attorneys' fees and other actual collection costs.


         7. Waiver of Certain Rights of Maker. As to this Note and the Security Agreement, and all other Loan documents, the undersigned waives all applicable exemption rights, whether under any State Constitution or otherwise, and also waives

                                EXECUTION COPY
valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agrees that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of Maker.


         8. Non-Waiver of Certain Rights of Holder. Any failure by the holder hereof to insist upon the strict performance of any of the terms and provisions of this Note or of any of the other Loan Documents shall not be deemed to be a waiver of any of the terms and provisions hereof and the holder hereof, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Maker of any and all of the terms and provisions of this Note and the other Loan Documents.


         9. Invalidity of Provisions. In the event that any one or more of the provisions contained in this Note or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or any of the other Loan Documents, and each term and provision of this Note and the other Loan Documents shall be valid and enforceable to the fullest extent permitted by law.


         10. Usurious Interest. In the event the operation of any provision of this Note or of any of the Loan Documents results in an effective rate of interest exceeding the limit of the usury law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest in the period in question shall, without further agreement

                                EXECUTION COPY
or notice be applied to the unpaid principal balance of this Note immediately upon receipt of such monies by the holder hereof, with the same force and effect as though Maker had specifically designated such extra sums to be so applied to the unpaid principal balance of this Note and notwithstanding any other provision contained herein as though Lender had agreed to accept such extra payment(s) as a prepayment of the outstanding principal balance of this Note without premium or penalty.

         11. Indebtedness is for Business Purposes. Maker represents and warrants that the indebtedness evidenced by this Note is being made and transacted solely for the purpose of carrying on or acquiring a business or commercial investment.


         12. Relationship of Lender and Maker. Nothing herein shall be construed to constitute Maker and Lender or any other holder hereof as partners or joint venturers. They are and intend to be debtor and creditor.


         13. Amendments Must Be in Writing. This Note may not be changed orally, but only by an agreement in writing signed by Maker.


         14. Governing Law. This Note is to be construed according to the laws of the State of Tennessee and shall be binding upon and inure to the benefit of Maker and Lender and their respective successors and assigns. Maker agrees that any action or proceeding brought by Lender under this Note (a) will be litigated under the laws of the State of Tennessee and agrees to be subject to the jurisdiction of the United States District

                                EXECUTION COPY

Court of the Eastern District of Tennessee, (b) that service of process of any summons and complaint in any such action or proceeding may be made by registered or certified mail directed to Maker at the address set forth above, Maker waiving personal service thereof, and (c) within forty-five (45) days after summons and complaint, and should the Maker so served fail to appear or answer within said forty-five (45) day period, Maker shall be deemed in default and judgment entered against Maker for the amount demarked in any summons and complaint so served.

         15. Captions. The captions of this Note are for convenience only and shall neither limit nor enlarge the provisions hereof.

         Executed as of the day and year first above written.



                                        MONARCH PHARMACEUTICALS, INC.

                                        By:/s/ Joseph R. Gregory
                                           --------------------------
                                        Title: President and C.E.O.
                                              -----------------------
                                        Date:  10/2/96
                                             ------------------------

                                EXECUTION COPY